EXHIBIT 24



                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     JERALD G. FISHMAN does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ Jerald G. Fishman
                                   _________________________________
                                        Jerald G. Fishman

                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     HERBERT L. HENKEL does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ Herbert L. Henkel
                                   _________________________________
                                        Herbert L. Henkel

                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     JAMES H. KASSCHAU does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ James H. Kasschau
                                   _________________________________
                                        James H. Kasschau

                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ J. Douglas Maxwell, Jr.
                                   _________________________________
                                        J. Douglas Maxwell, Jr.

                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     ROBERT N. PARKER does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ Robert N. Parker
                                   _________________________________
                                        Robert N. Parker

                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     GEOFFREY S. REHNERT does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ Geoffrey S. Rehnert
                                   _________________________________
                                        Geoffrey S. Rehnert

                           POWER OF ATTORNEY

                         Pursuant to Rule 402(c)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     GEORGE P. STEPHAN does hereby appoint and constitute Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Kollmorgen Corporation 1998 Management Stock Incentive Plan authorizing 500,000 shares to be reserved for issuance thereunder, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this  29th
day of   September     , 1998



                                     /s/ George P. Stephan
                                   _________________________________
                                        George P. Stephan